Exhibit 99.1

SolarEdge Announces Quarter Ended December 31, 2016
Financial Results

FREMONT, Calif. — February 14, 2017. SolarEdge Technologies, Inc. (Nasdaq: SEDG), a global leader in PV inverters, power optimizers, and module-level monitoring services, today announced its financial results for the quarter ended December 31, 2016.

Quarter Ended December 31, 2016 Highlights

•	Revenues for the quarter of $111.5 million

•	GAAP gross margin for the quarter of 35.0%

•	GAAP operating income for the quarter of $15.1 million

•	GAAP net income for the quarter of $9.8 million

•	Non-GAAP net income for the quarter of $14.7 million

•	GAAP net diluted earnings per share for the quarter of $0.22

•	Non-GAAP net diluted earnings per share for the quarter of $0.32

•	413 Megawatts (AC) of inverters shipped for the quarter

“We focused this quarter on the ramp up of manufacturing new products, including the HD Wave inverter which is now available worldwide. We continued our cost reduction measures yielding solid operating income and record gross margin despite lower revenues than in previous quarters,” said Guy Sella, Founder, Chairman and CEO of SolarEdge. “We remain confident in our ability to grow revenues and profitability in 2017.”

Quarter Ended December 31, 2016 Summary

The Company reported revenues of $111.5 million, 13% down from the prior quarter and of 11% year over year.

GAAP gross margin reached 35.0%, up from 32.6% in the prior quarter and from 30.9% year over year.

GAAP operating expenses were $23.9 million, an increase of 1% from the prior quarter and of 24% year over year.

GAAP operating income was $15.1 million, down from $18.2 million in the prior quarter and from $19.3 million year over year.

GAAP net income was $9.8 million, down from $15.6 million in the prior quarter and from $24.1 million year over year.

Non-GAAP net income was $14.7 million, down from $20.9 million in the prior quarter and down from $19.8 million year over year.

GAAP net diluted earnings per shares (“EPS”) was $0.22, down from $0.35 in the prior quarter and down from $0.55 year over year.

Non-GAAP net diluted EPS was $0.32, down from $0.46 in the prior quarter and down from $0.44 year over year.

As of December 31, 2016, cash, cash equivalents, restricted cash and marketable securities totaled $224.3 million, compared to $206.7 million on September 30, 2016.

Outlook for the Quarter Ending March 31, 2017

The Company also provides guidance for the quarter ending March 31, 2017 as follows:

•	Revenues to be within the range of $110 million to $120 million;

•	Gross margins to be within the range of 31% to 33%.

Conference Call

The Company will host a conference call to discuss these results at 5:00 P.M. EST on Tuesday, February 14, 2017. The call will be available, live, to interested parties by dialing 877-874-1570. For international callers, please dial +1 719-325-4762. The Conference ID number is 9063628.  A live webcast will also be available in the Investors Relations section of the Company’s website at: http://investors.solaredge.com

A replay of the webcast will be available in the Investor Relations section of the Company’s web site approximately two hours after the conclusion of the call and will remain available for approximately 30 calendar days.

About SolarEdge

SolarEdge provides an intelligent inverter solution that has changed the way power is harvested and managed in solar photovoltaic systems. The SolarEdge DC optimized inverter system maximizes power generation at the individual PV module-level while lowering the cost of energy produced by the solar PV system. The SolarEdge system consists of power optimizers, inverters, storage solutions and a cloud-based monitoring platform and addresses a broad range of solar market segments, from residential solar installations to commercial and small utility-scale solar installations. SolarEdge is online at http://www.solaredge.com

Use of Non-GAAP Financial Measures

The Company has presented certain non-GAAP financial measures in this release. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the accompanying tables to this release. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include information, among other things, concerning: our possible or assumed future results of operations; future demands for solar energy solutions; business strategies; technology developments; financing and investment plans; dividend policy; competitive position; industry and regulatory environment; general economic conditions; potential growth opportunities; and the effects of competition. These forward-looking statements are often characterized by the use of words such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negative or plural of those terms and other like terminology.

Forward-looking statements are only predictions based on our current expectations and our projections about future events.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Given these factors, you should not place undue reliance on these forward-looking statements.  These factors include, but are not limited to, the matters discussed in the section entitled “Risk Factors” of our Registration Statement on Form S-1 (including the related prospectus), Annual Report on Form 10-K for the fiscal year ended June 30, 2016, filed on August 17, 2016, Current Reports on Form 8-K and other reports filed with the SEC. All information set forth in this release is as of February 14, 2017.  The Company undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

Investor Contacts
SolarEdge Technologies, Inc.
Ronen Faier, Chief Financial Officer
+1 510-498-3263
investors@solaredge.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
+1 617-542-6180
investors@solaredge.com

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Six months Ended December 31,	Year ended June 30,
	2016	2016	2015	2014

Revenues	$239,997	$489,843	$325,078	$133,217
Cost of revenues	159,097	337,887	243,295	111,246

Gross profit	80,900	151,956	81,783	21,971

Operating expenses:

Research and development, net	20,279	33,231	22,018	18,256
Sales and marketing	20,444	34,833	24,973	17,792
General and administrative	6,790	12,133	6,535	4,294

Total operating expenses	47,513	80,197	53,526	40,342

Operating income (loss)	33,387	71,759	28,257	(18,371)

Other expenses	-	-	104	-

Financial income (expenses), net	(2,789)	471	(5,077)	(2,787)

Income (loss) before taxes on income	30,598	72,230	23,076	(21,158)

Taxes on income (tax benefit)	5,217	(4,379)	1,955	220

Net income (loss)	$25,381	$76,609	$21,121	$(21,378)

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31,	June 30,	June 30,
	2016	2016	2015

CURRENT ASSETS:
Cash and cash equivalents	$104,683	$74,032	$144,750
Restricted cash	897	928	3,639
Marketable Securities	74,465	59,163	-
Trade receivables, net	71,041	72,737	35,428
Prepaid expenses and other accounts receivable	21,347	21,340	32,645
Inventories	67,363	81,550	73,950

Total current assets	339,796	309,750	290,412

LONG-TERM ASSETS:
Marketable securities	44,262	52,446	-
Property, equipment and intangible assets, net	37,381	28,547	14,717
Prepaid expenses and lease deposits	489	399	529
Deferred tax assets, net	2,815	6,296	-

Total long term assets	84,947	87,688	15,246

Total assets	$424,743	$397,438	$305,658

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Trade payables	$34,001	$48,481	$80,684
Employees and payroll accruals	13,018	10,092	6,814
Warranty obligations	13,616	14,114	9,431
Deferred revenues	1,202	3,859	1,676
Accrued expenses and other accounts payable	8,648	10,725	6,987

Total current liabilities	70,485	87,271	105,592

LONG-TERM LIABILITIES:
Warranty obligations	44,759	37,078	22,448
Deferred revenues	18,660	14,684	8,289
Lease incentive obligation	2,061	2,297	2,385

Total long-term liabilities	65,480	54,059	33,122

COMMITMENTS AND CONTINGENT LIABILITIES
STOCKHOLDERS’ EQUITY:
Common stock	4	4	4
Additional paid-in capital	307,098	299,214	287,152
Accumulated other comprehensive income (loss)	(324)	271	(222)
Accumulated deficit	(18,000)	(43,381)	(119,990)

Total stockholders’ equity	288,778	256,108	166,944

Total liabilities and stockholders’ equity	$424,743	$397,438	$305,658

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Six months ended December 31,	Year ended June 30,
	2016	2016	2015	2014
Cash flows provided by (used in) operating activities:
Net income (loss)	$25,381	$76,609	$21,121	$(21,378)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization of intangible assets	2,759	3,847	2,253	1,978
Amortization of premiums on available-for-sale marketable securities	681	532	-	-
Stock-based compensation	6,600	9,089	2,956	1,082
Financial expenses (income), net related to term loan	-	-	(992)	431
Remeasurement of warrants to purchase convertible preferred stock	-	-	5,350	(53)
Capital loss from disposal of property	-	-	104	-
Interest expenses related to short term bank loan	-	-	-	44
Changes in assets and liabilities:
Inventories	14,022	(7,356)	(48,507)	(10,681)
Prepaid expenses and other accounts receivable	(367)	10,542	(19,563)	(7,409)
Trade receivables, net	1,555	(37,271)	(16,333)	(9,911)
Deferred tax assets, net	3,652	(6,380)	-	-
Trade payables	(14,464)	(32,200)	41,111	19,441
Employees and payroll accruals	2,996	3,278	1,668	1,726
Warranty obligations	7,183	19,313	13,698	7,803
Deferred revenues	1,335	8,578	3,989	(500)
Accrued expenses and other accounts payable	(1,999)	3,934	2,530	(418)
Lease incentive obligation	(236)	(88)	2,669	-
Net cash provided by (used in) operating activities	49,098	52,427	12,054	(17,845)

Cash flows from investing activities:
Purchase of property and equipment	(11,025)	(15,690)	(11,765)	(2,990)
Purchase of intangible assets	(600)	(800)	-	-
Decrease (increase) in restricted cash	31	2,711	(2,038)	(156)
Decrease (increase) in long-term lease deposit	(77)	103	(134)	(1)
Investment in available-for-sale marketable securities	(40,858)	(118,511)	-	-
Maturities of available-for-sale marketable securities	32,782	6,350	-	-
Net cash used in investing activities	(19,747)	(125,837)	(13,937)	(3,147)

Cash flows from financing activities:
Proceeds from short term bank loan	-	-	23,000	21,813
Repayment of short term bank loan	-	-	(36,326)	(12,447)
Repayments of term loan	-	-	(5,919)	(2,401)
Proceeds from issuance of Series D-2 Convertible Preferred stock, net	-	-	-	669
Proceeds from issuance of Series D-3 Convertible Preferred stock, net	-	-	-	9,991
Proceeds from issuance of Series E Convertible Preferred stock, net	-	-	24,712	-
Proceeds from initial public offering, net	-	-	131,402	-
Issuance costs related to initial public offering	-	(194)	-	-
Proceeds from issuance of shares under stock purchase plan and upon exercise of stock-based awards	1,284	2,973	84	51
Net cash provided by financing activities	1,284	2,779	136,953	17,676

Increase (decrease) in cash and cash equivalents	30,635	(70,631)	135,070	(3,316)
Cash and cash equivalents at the beginning of the period	74,032	144,750	9,754	13,142
Effect of exchange rate differences on cash and cash equivalents	16	(87)	(74)	(72)
Cash and cash equivalents at the end of the period	$104,683	$74,032	$144,750	$9,754

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Audited)

	Reconciliation of GAAP to Non-GAAP Gross Profit
	Three months ended			6 months ended
	December 31, 2016	September 30, 2016	December 31, 2015	December 31, 2016	December 31, 2015

Gross profit (GAAP)	39,025	41,875	38,582	80,900	72,109
Stock-based compensation	486	385	209	871	389
Gross profit (Non-GAAP)	39,511	42,260	38,791	81,771	72,498

	Reconciliation of GAAP to Non-GAAP Gross Margin
	Three months ended			6 months ended
	December 31, 2016	September 30, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Gross margin (GAAP)	35.0%	32.6%	30.9%	33.7%	30.1%
Stock-based compensation	0.4%	0.3%	0.2%	0.4%	0.1%
Gross margin (Non-GAAP)	35.4%	32.9%	31.1%	34.1%	30.2%

	Reconciliation of GAAP to Non-GAAP Operating expenses
	Three months ended			6 months ended
	December 31, 2016	September 30, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operating expenses (GAAP)	23,878	23,635	19,320	47,513	37,973
Stock-based compensation R&D	1,134	927	518	2,061	913
Stock-based compensation S&M	1,003	849	749	1,852	1,365
Stock-based compensation G&A	877	939	750	1,816	1,391
Operating expenses (Non-GAAP)	20,864	20,920	17,303	41,784	34,304

	Reconciliation of GAAP to Non-GAAP Operating income
	Three months ended			6 months ended
	December 31, 2016	September 30, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operating income (GAAP)	15,147	18,240	19,262	33,387	34,136
Stock-based compensation	3,500	3,100	2,226	6,600	4,058
Operating income (Non-GAAP)	18,647	21,340	21,488	39,987	38,194

	Reconciliation of GAAP to Non-GAAP Tax on income (Tax benefit)
	Three months ended			6 months ended
	December 31, 2016	September 30, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Tax on income (Tax benefit) (GAAP)	2,203	3,014	(5,802)	5,217	(5,432)
Deferred tax asset (realized)	(1,473)	(2,179)	6,527	(3,652)	6,527
Tax on income (Tax benefit) (Non-GAAP)	730	835	725	1,565	1,095

	Reconciliation of GAAP to Non-GAAP Net income
	Three months ended			6 months ended
	December 31, 2016	September 30, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Net income (GAAP)	9,765	15,616	24,105	25,381	38,537
Stock-based compensation	3,500	3,100	2,226	6,600	4,058
Deferred tax realized (asset)	1,473	2,179	(6,527)	3,652	(6,527)
Net income (Non-GAAP)	14,738	20,895	19,804	35,633	36,068

	Reconciliation of GAAP to Non-GAAP Net basic EPS
	Three months ended			6 months ended
	December 31, 2016	September 30, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Net basic earnings per share (GAAP)	0.24	0.38	0.61	0.62	0.98
Stock-based compensation	0.08	0.08	0.06	0.16	0.10
Deferred tax realized (asset)	0.04	0.05	(0.17)	0.09	(0.16)
Net basic earnings per share (Non-GAAP)	0.36	0.51	0.50	0.87	0.92

	Reconciliation of GAAP to Non-GAAP Net diluted EPS
	Three months ended			6 months ended
	December 31, 2016	September 30, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Net diluted earnings per share (GAAP)	0.22	0.35	0.55	0.58	0.87
Stock-based compensation	0.07	0.06	0.03	0.12	0.07
Deferred tax realized (asset)	0.03	0.05	(0.14)	0.08	(0.14)
Net diluted earnings per share (Non-GAAP)	0.32	0.46	0.44	0.78	0.80

	Reconciliation of GAAP to Non-GAAP No. of shares used in Net diluted EPS
	Three months ended			6 months ended
	December 31, 2016	September 30, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Number of shares used in computing net diluted earnings per share (GAAP)	43,683,458	43,995,227	44,007,348	43,839,342	44,231,660
Stock-based compensation	2,399,308	1,742,211	1,341,335	2,070,759	1,013,903
Number of shares used in computing net diluted earnings per share (Non-GAAP)	46,082,766	45,737,438	45,348,683	45,910,101	45,245,563